                                1,000,000 SHARES(1)

                               SCHEID VINEYARDS INC.

                                CLASS A COMMON STOCK

                               UNDERWRITING AGREEMENT

                                                                 May 7, 1998

CRUTTENDEN ROTH INCORPORATED
 As Representative of the several Underwriters
18301 Von Karman, Suite 100
Irvine, California  92715

Dear Sirs:

     Scheid Vineyards Inc., a Delaware corporation (the "COMPANY"), Alfred G. Scheid, Chairman of the Board of Directors and Chief Executive Officer of the Company, individually and as Trustee of the Alfred G. Scheid Revocable Trust dated October 8, 1992 (the "PRINCIPAL SELLING STOCKHOLDER"), and Heidi M. Scheid, Scott D. Scheid, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid, and Shirley Gladden Scheid individually and as Trustee Under Declaration of Trust dated March 12, 1997 (together with the Principal Selling Stockholder, the "SELLING STOCKHOLDERS"), address you as the representative (the "REPRESENTATIVE") of each of the parties listed in SCHEDULE A hereto (herein collectively called the "UNDERWRITERS") and hereby confirm their agreement with the several Underwriters as follows:

     1. DESCRIPTION OF SHARES. The Principal Selling Stockholder proposes to issue and sell one million (1,000,000) shares of the Company's Class A Common Stock, par value $0.001 per share (the "FIRM SHARES"), to the several Underwriters. The Selling Stockholders other than Alfred G. Scheid also propose to grant to the Underwriters an option to purchase up to an aggregate 150,000 additional shares of the Company's Class A Common Stock, par value $0.001 per share (the "OPTION SHARES"), as provided in SECTION 8. All shares of Class A Common Stock, par value $0.001 per share, of the Company, including the Shares, are hereinafter referred to as "CLASS A COMMON STOCK," and all shares of Class B Common Stock, par value $.001 per share, of the Company are hereafter referred to

--------------------
(1) Plus an option to purchase up to 150,000 additional shares from the Selling Stockholders other than the Principal Selling Stockholder to cover over-allotments.

as "CLASS B COMMON STOCK." The Class A Common Stock and the Class B Common Stock are referred to herein collectively as the "COMMON STOCK." As used in this Agreement, the term "SHARES" shall include the Firm Shares and the Option Shares, as shares of Class B Common Stock in the hands of the Selling Stockholders and as shares of Class A Common Stock upon and after sale to the Underwriters pursuant hereto.

     2.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

     The Company and the Principal Selling Stockholder, Heidi M. Scheid, Scott D. Scheid and Kurt J. Gollnick jointly and severally represent and warrant to and agree with each Underwriter that:

          (a) A registration statement on Form SB-2 (File No. 333-51055) with respect to the Shares, including a prospectus, has been prepared by the Company in material conformity with the requirements of the Securities Act of 1933, as amended (the "ACT"), and the applicable rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments together with each exhibit filed therewith, of each related prospectus (the "PRELIMINARY PROSPECTUSES") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

          If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission, pursuant to Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus), the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations.

          The term "REGISTRATION STATEMENT" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "PROSPECTUS" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); PROVIDED, HOWEVER, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of
Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares and the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations, and such Prospectus will not be materially different from such prospectus subject to completion. Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or, to the Company's knowledge, instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

          (c) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and owns all of the issued and outstanding capital stock of Scheid Vineyards California Inc. ("SVI-CAL"), which is duly incorporated and validly existing as a corporation in good standing under the laws of the State of California. The Company conducts its business through SVI-Cal and has no independent material operations and no material assets other than the capital stock of SVI-Cal. The Company and SVI-Cal have full power and authority (corporate and other) to own, lease and operate their respective properties and conduct their business as described in the Registration Statement and the Prospectus; the Company and SVI-Cal are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which the ownership or leasing of their respective properties or the conduct of their business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and SVI-Cal are in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of their business, all of which are valid and in full force and effect; neither the Company nor SVI-Cal is in violation of or breach of or default under (nor has any event occurred that with notice, lapse of time or both would constitute a breach of or default under) its charter or bylaws or any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which its properties may be bound; and neither the Company nor SVI-Cal is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over it or its properties. The Company does not directly or indirectly own any equity interest in or securities of, or control, any corporation, association or other entity other than SVI-Cal.

          (d) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the material terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or SVI-Cal is a party or by which their respective properties may be bound, (ii) the charter or bylaws of the Company or SVI-Cal or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or SVI-Cal or their respective properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or SVI-Cal or their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, by the National Association of Securities Dealers, Inc. (the "NASD"), the rules of the Nasdaq National Market, or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects.

          (e) There is not pending or, to the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company or SVI-Cal, any of their respective officers, directors, employees, or agents or any of their respective properties or assets or rights, at law or in equity, before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, which (i) might, individually or in the aggregate, result in any material adverse change in the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole or might materially and adversely affect the properties, assets or rights of the Company and SVI-Cal taken as a whole, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company or SVI-Cal of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement. Neither the Company nor SVI-Cal is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, government or governmental agency or body domestic or foreign, that could be expected to result in a material adverse change in the condition (financial or other), earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole.

          (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the number of outstanding shares of Class A Common Stock is 2,325,000 and the number of outstanding shares of Class B Common Stock is 4,375,000, and the authorized capital stock of the Company is as set forth in the Prospectus under the caption "CAPITALIZATION" and the authorized and outstanding capital stock of the Company conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Shares have been duly authorized for issuance as Class A Common Stock upon sale to the Underwriters pursuant to this Agreement and conversion to shares of Class A Common Stock in connection therewith, and, when issued by the Company upon such conversion and delivered by the Selling Stockholders as shares of Class A Common Stock in connection with sale to the Underwriters and subsequent resale by the Underwriters in accordance with the terms of this Agreement will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest imposed by the Company; to the Company's knowledge, no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders or the Company exists with respect to any of the Shares or the issuance and sale thereof as contemplated hereby other than rights of holders of Class B Common Stock to consent to the sale of the Shares pursuant to the Amended and Restated Buy-Sell Agreement among them; and the certificates for the Shares are in due and proper form and the purchasers of the Shares in the offering contemplated hereby, after making payment therefor, will not be subject to personal liability solely by reason of being the holders thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Registration Statement, Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus fairly and accurately presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (g) Deloitte & Touche LLP, whose report on the financial statements of the Company is included in the Registration Statement and the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations and cash flows of the Company at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any
(i) material adverse change in the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole, except losses incurred in operation of the Company's business in the ordinary course and consistent with past practices, (ii) transaction that is material to the Company or SVI-Cal, except transactions entered into in the ordinary course of business consistent with past practices, (iii) obligation, direct or contingent, that is material to the Company or SVI-Cal, incurred by the Company or SVI-Cal, except obligations incurred in the ordinary course of business consistent with past practices, (iv) change in the capital stock of the Company, (v) change in the outstanding indebtedness of the Company or SVI-Cal that is material to the Company and SVI-Cal taken as a whole or is out of the ordinary course of business of the Company and SVI-Cal taken as a whole, (vi) dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vii) default in the payment of principal of or interest on any outstanding debt obligations, or (viii) loss or damage (whether or not insured) to the property of the Company or SVI-Cal that has been sustained or will have been sustained that has a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole.

          (i) The Company and SVI-Cal each has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, and valid and subsisting interests in all of the real property described in the Registration Statement and Prospectus as leased by it, in each case free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as set forth in the Registration Statement and Prospectus or as would not have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company or SVI-Cal. The agreements to which the Company or SVI-Cal is a party described in, or filed as exhibits to, the Registration Statement and Prospectus are valid agreements, enforceable by the Company or SVI-Cal, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and the Company and SVI-Cal each has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company and SVI-Cal each owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted (subject to the acquisition of additional properties and assets as may be required in connection with expansion of the Company's operations), and all such properties are free of contractual or legal restrictions that would impair the use by the Company or SVI-Cal of such properties in its business for the purposes described in the Registration Statement and the Prospectus.

          (j) The Company and SVI-Cal have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or SVI-Cal that might have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company; and all tax liabilities are adequately provided for on the books of the Company.

          (k) The Company and SVI-Cal maintain insurance with insurers of recognized financial responsibility of the types and in the amounts they deem prudent for their business, including, but not limited to, insurance covering real and personal property owned or leased by the Company or SVI-Cal against theft, damage, destruction, acts of vandalism, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect (PROVIDED, HOWEVER, that the Company and SVI-Cal have elected to have minimal crop insurance coverage consistent with standard practice in the wine grape industry); neither the Company nor SVI-Cal has been refused any insurance coverage sought or applied for other than refusal of certain insurance coverages that were discontinued by the carriers thereof; and the Company does not have any reason to believe that it or SVI-Cal will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the financial condition, earnings, operations, business or business prospects of the Company.

          (l) To the Company's knowledge, no labor disturbance by the employees of the Company or SVI-Cal exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subcontractors, authorized dealers or distributors that might be expected to result in a material adverse change in the financial condition, earnings, operations, business or business prospects of the Company. There are no pending grievances or arbitration awards against the Company or SVI-Cal pursuant to any Collective Bargaining Agreement or otherwise, and no Unfair Labor Practice filings have been made with the Agricultural Labor Relations Board ("ALRB") against the Company or SVI-Cal within the past five years, and there are no pending ALRB proceedings or ALRB orders that have been issued against the Company or SVI-Cal, except for such matters as would not, individually or in the aggregate, result in a material adverse change in the financial condition, earnings, operations, business or business prospects of the Company.

          (m) The Company and SVI-Cal each owns or possesses rights to use all know-how necessary to conduct its business as now conducted and as described in the Registration Statement and Prospectus; no patent rights or copyrights are utilized in the business of the Company or SVI-Cal; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company or SVI-Cal by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others by the Company or SVI-Cal with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company.

          (n) The Class A Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is approved for quotation on the Nasdaq National Market, and the Shares are authorized for inclusion on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock or the Shares from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

          (o) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder, and the Company has in the past conducted, and the Company intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (p) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

          (q) None of the Company, SVI-Cal or their officers, directors, employees or agents has at any time during the last five (5) years made (i) any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, or (iii) any other payment of funds of the Company or SVI-Cal prohibited by law, and no funds of the Company or SVI-Cal have been set aside for any payment prohibited by law.

          (r) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Class A Common Stock to facilitate the sale or resale of the Shares (except for any action taken by the Underwriters).

          (s) The Company hereby represents and warrants that it will not purport to release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected including, without limitation, the provisions of SECTION 5(k), without the prior written consent of Cruttenden Roth Incorporated.

          (t) The Company and SVI-Cal maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or SVI-Cal to or for the benefit of any of the officers, directors, employees, or consultants of the Company or SVI-Cal or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

          (v) Other than Cruttenden Roth Incorporated, on behalf of the several Underwriters, no person is or will be owed any finder's fee or commission or similar payment in connection with the transactions contemplated by this Agreement.

          (w) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act, except that the underwriters of the Company's July 1997 initial public offering have registration rights with respect to the Underwriters' Warrants granted in connection with that initial public offering and the underlying Class A Common Stock as described in the Underwriters Warrant Agreement dated July 30, 1997.

          (x) The Company and SVI-Cal have conducted and are conducting their businesses in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company.

          (y) Except as described in the Prospectus, to the Company's knowledge, there are no rulemaking or similar proceedings before any federal, state, local or foreign government or regulatory bodies which involve or affect the Company or SVI-Cal which, if the subject of an action unfavorable to the Company or SVI-Cal would have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company taken as a whole.

          (z) To the knowledge of the Company, no officer, director, employee, or consultant of the Company or SVI-Cal is in violation of any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or SVI-Cal, and no such person is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company and SVI-Cal as described in the Prospectus or such person's performance of his obligations to the Company or SVI-Cal.

          (aa) Neither the Company nor SVI-Cal has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), and the Company does not anticipate incurring any material costs or liabilities (including without limitation any capital or operating expenditures) in connection with any clean-up or remediation of hazardous or toxic substances or wastes, pollutants or contaminants, related closure of properties or compliance with Environmental Laws, or any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company.

          (bb) The Company and SVI-Cal have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their business; the Company and SVI-Cal have fulfilled and performed all of their respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or SVI-Cal.

     3.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING
STOCKHOLDERS.

     Each of the Selling Stockholders, severally and not jointly, represents and warrants to and agrees with each Underwriter that:

          (a) Such Selling Stockholder has and on the date of sale to the Underwriters pursuant hereto will have valid and unencumbered title to the number of Shares of Class B Common Stock set forth opposite such Selling Stockholder's name on SCHEDULE B hereto, which shares will automatically convert to shares of Class A Common Stock on a share-for-share basis prior to or in connection with their sale to the Underwriters pursuant hereto, and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Shares hereunder; and upon delivery of and payment for such Shares hereunder, and to the extent delivered and paid for in the case of the Option Shares, the several Underwriters will acquire valid and unencumbered title thereto.

          (b) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Class A Common Stock to facilitate the sale or resale of the Shares (except for any action taken by the Underwriters).

          (c) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, is required to be obtained or made by such Selling Stockholder for the execution and delivery of this Agreement and the consummation of the transactions herein contemplated in connection with the sale of the Shares to be sold by such Selling Stockholder, except such as have been obtained and made under the Act, and such as may be required by the NASD, by the rules of the Nasdaq National Market, or under state or other securities or Blue Sky laws.

          (d) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of his or her properties, any material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject.

          (e) The sale of shares by such Selling Stockholder pursuant hereto is not prompted by any material adverse information concerning the Company, and the statements or omissions made in the Prospectus under the caption "Principal and Selling Stockholders" and any other statements or omissions in the Registration Statement or the Prospectus, or any amendment or supplement thereto, made in reliance upon, and in conformity with, written information furnished to the Company by such Selling Stockholder specifically for use in the preparation thereof, did not or will not upon filing and effectiveness of the Registration Statement and the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such part of the Prospectus and any amendment or supplement thereto, upon filing and effectiveness of the Registration Statement and the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          (f) Each Selling Stockholder other than Alfred G. Scheid hereby delivers to Heidi M. Scheid and Alfred G. Scheid, each with the power to act individually, as his or her agent (the "AGENT"), stock certificates that evidence the maximum number of Option Shares that such Selling Stockholder has agreed to sell to the Underwriters, should the Underwriters exercise their over-allotment option in full, together with duly executed instruments of transfer thereof endorsed in blank. Agent is instructed and authorized by each Selling Stockholder other than Alfred G. Scheid to hold the certificates for the account of such Selling Stockholder pending disposition thereof in accordance with the terms of this Agreement.

          Each Selling Stockholder other than Alfred G. Scheid hereby appoints Agent as his or her attorney-in-fact and agent with full power and authority in the name of, and for the benefit of, such Selling Stockholder to make, execute, acknowledge and deliver all contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, and in general to do or cause to be done all things and to take all action, which the Agent or the Company may consider necessary or proper in connection with or to carry out and comply with all terms and conditions herein and the sale and transfer of the Option Shares placed in the custody of the Agent by such Selling Stockholder to the Underwriters as contemplated by this Agreement. It is understood that the Agent assumes no responsibility or liability to any person other than to deal with the certificates for the Option Shares deposited with the Agent in accordance with the provisions of this SECTION 3(f). The Agent shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law in the exercise of Agent's power under this SECTION 3(f) except for the Agent's own gross negligence or bad faith. Each Selling Stockholder other than Alfred G. Scheid agrees to indemnify and hold the Agent harmless from any and all loss, claim, damage, liability or expense (including without limitation, all fees and expenses of counsel) with respect to anything done by Agent in accordance with the provisions of this SECTION 3(f), absent gross negligence or bad faith on the part of the Agent.

          The Option Shares hereby placed in the custody of the Agent and all power and authority conferred hereby are granted and conferred subject to the interests of the Underwriters, the Company and the Principal Selling Stockholder; in consideration of those interests, and for the purpose of completing the transaction contemplated by this Agreement, the custody arrangement in this SECTION 3(f) is coupled with an interest and, subject to the last paragraph in this SECTION 3(f), all power and authority conferred hereby shall be irrevocable and shall not be terminable by act or deed or death or incapacity of such Selling Stockholder (or by any other person, firm or corporation including the Company, the Agent or the Underwriters) or by operation of law, or the occurrence of any other event or events, except as expressly stated in this SECTION 3(f), and the obligations of such Selling Stockholder under this SECTION 3(f) are to be similarly not subject to termination. If any event should occur prior to the delivery to the Underwriters of any Option Shares hereunder, certificates for such Option Shares shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such event had not occurred.

          In the event that, and to the extent that, the Underwriters have not exercised their over-allotment option in the period permitted under
SECTION 8(a) hereof, or in the event that this Agreement shall terminate, then the Agent shall promptly return to each Selling Stockholder the certificates delivered by such Selling Stockholder to the Agent under this
SECTION 3(f), at the Company's address set forth below to such Selling Stockholder's attention, and the custody arrangement in this SECTION 3(f) shall, upon such delivery, terminate, subject to any lawful action done or performed by the Agent pursuant to this
SECTION 3(f) prior to such termination.

     4. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Principal Selling Stockholder agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Principal Selling Stockholder, at a purchase price of $8.4175 per share, the respective number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE A hereto (subject to adjustment as provided in SECTION 11).

     Delivery of definitive certificates for the Firm Shares to be purchased by the several Underwriters pursuant to this SECTION 4 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in same day funds, payable to the order of the Principal Selling Stockholder, at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Suite 1700, Irvine, California (or at such other place as may be agreed upon between the Representative and the Company), at 7:00 a.m. California time, (a) on the third (3rd) full business day following the first day that Shares are traded or (b) if this Agreement is executed and delivered after 1:30 p.m. California time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representative and the Principal Selling Stockholder may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to SECTION 11), such time and date of payment and delivery being herein called the "CLOSING DATE"; PROVIDED, HOWEVER, that if the Company or the Principal Selling Stockholder has not made available to the Representative copies of the Prospectus within the time provided in SECTION 5(d), the Representative may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative.

     The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you shall specify at least two (2) full business days prior to the Closing Date. If the Representative so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

     It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

     The Underwriters intend to make a public offering of the Firm Shares at the public offering price of $9.25 per share. After the public offering, the Underwriters may from time to time, in their discretion, vary the public offering price. The information set forth on the inside front cover page of the Prospectus (insofar as such information relates to the Underwriters) concerning stabilization, syndicate short covering transactions and penalty bids, and under the first (including the table listing the Underwriters), second, third, eighth, ninth, tenth and eleventh paragraphs under the caption "Underwriting" in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement or Prospectus or any Preliminary Prospectus, or amendment or supplement thereto, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.   FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

     The Company and the Selling Stockholders agree with the several Underwriters that:

          (a) The Company and the Selling Stockholders will each use its or his or her best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company and the Selling Stockholders will each use its or his or her best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or
(c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("UNDERWRITERS' COUNSEL"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, and provide you with copies of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

          (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement, or suspension of the qualification of the Shares for sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          (c) The Company will use its best efforts (including by providing full cooperation with your counsel, whose services in this matter are required and which you and the Company will seek to expedite) to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.

          (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

          (e) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act or Rule 158 of the Rules and Regulations and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

          (f) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a stockholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (g) The Company will pay or reimburse to the Selling Stockholders half of the non-accountable expense allowance and other expenses incurred in connection with the offering contemplated hereby (excluding underwriting discounts and commissions).

          (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Class A Common Stock.

          (i) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company or the Principal Selling Stockholder shall terminate this Agreement pursuant to
SECTION 12(a), or if the Representative shall terminate this Agreement pursuant to SECTION 12(b), then, subject to SECTION 5(g) and in addition to the payments required under SECTION 6(a), the Principal Selling Stockholder will reimburse the Representative up to $50,000 for its out-of-pocket expenses including, without limitation, its legal fees and disbursements.

          (j) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Class A Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (k) In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Shares as provided for herein, and for other good valuable consideration, receipt of which is hereby acknowledged, the Principal Selling Stockholder hereby agrees, for a period beginning on the date of the final prospectus included in the Registration Statement and ending 180 days thereafter (the "Lock-Up Period"), not to offer to sell, contract to sell or otherwise sell, transfer, dispose of, loan, pledge or grant any rights with respect to or solicit any offer to buy, or otherwise transfer the economic risk of ownership in (collectively a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively "Securities") now owned or hereafter acquired directly by the Principal Selling Stockholder or with respect to which the Principal Selling Stockholder has or hereafter acquires the power of disposition, otherwise than (i) exercise (on a cash or cashless basis not resulting in any public sale of Class A Common Stock) of options to purchase Class A Common Stock, PROVIDED that the shares of Class A Common Stock received (net of any shares delivered to the Company in a traditional cashless exercise thereof) shall be subject to the terms hereof; (ii) as a bona fide gift or gifts or upon death by will or intestacy, PROVIDED each transferees thereof agree in writing to be bound by the terms of this SECTION 5(k); (iii) transfers of Class B Common Stock of the Company permitted pursuant to the Amended and Restated Buy-Sell Agreement among the holders of the Company's Class B Common Stock (PROVIDED such transfers do not result in any public sale or distribution of any Securities and the transferees agree in writing to hold such shares subject to this SECTION 5(k)); or (iv) with the prior written consent of Cruttenden Roth Incorporated. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or reasonably expected to lead to or result in any Disposition of any Securities during the Lock-Up Period even if such Securities are owned by a person other than the Principal Selling Stockholder and/or would be disposed of by someone other than the Principal Selling Stockholder. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures, or could reasonably be expected to mature, during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates or derives any significant part of its value from Securities.

          Furthermore, the Principal Selling Stockholder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the Principal Selling Stockholder except in compliance with this SECTION 5(k).

          (l) During the Lock-up Period, the Company will not, without the prior written consent of Cruttenden Roth Incorporated, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder, the issuance of Class A Common Stock pursuant to the warrants issued to the representatives of the underwriters for the Company's initial public offering, and the Company's issuance of options or Common Stock under the Company's presently authorized stock option and stock purchase plans described in the Registration Statement and the Prospectus.

          (m) Each of the Selling Stockholders shall pay to Cruttenden Roth Incorporated a nonaccountable expense allowance equal to one percent (1%) of the gross proceeds of the sale by the Underwriters to the public of the Shares sold by such person hereunder (which obligation shall be several and not joint).

          (n) The Company will use its best efforts to cause the Shares to be included in the Nasdaq National Market.

          (o) The Company will furnish to you as early as practicable before the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company that have been read by the Company's independent certified public accountants as stated in their letter to be furnished pursuant to SECTION 7(f).

          (p) To the extent necessary to consummate the sale of the Shares pursuant to this Agreement, the Representative hereby consents to the sale of the Shares by the Selling Stockholders notwithstanding any otherwise applicable restrictions set forth in the certain Lock-up Agreements dated July 21, 1997, between certain of the Company's stockholders and the representatives of the underwriters in the Company's initial public offering.

     6.   EXPENSES.

          (a) The Company and each of the Selling Stockholders agree with each Underwriter that:

               (i) Subject to SECTION 5(g), the Principal Selling Stockholder will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such United States jurisdictions as you may reasonably designate (including fees of Underwriters' Counsel not to exceed $5,000 and filing fees and other disbursements in connection with such NASD filings and Blue Sky qualifications); the cost of any listing of the Shares on any securities exchange or qualification of the Shares for inclusion in the Nasdaq National Market; registration and other fees payable to the Commission; the cost of preparing bound volumes of the public offering documents for the Representatives and Underwriters' Counsel; and all other expenses directly incurred by the Company or the Selling Stockholders in connection with the performance of its or his or her obligations hereunder. If the Underwriters' over-allotment option is exercised, all Selling Stockholders will share the expenses payable by the Principal Selling Stockholder pursuant to this SECTION 6(a)(i) pro-rata based upon the relative number of Shares sold by each of them pursuant hereto. The provisions of this SECTION 6(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Stockholders hereby agree to pay.

               (ii) In addition to their other obligations under SECTION 9(a), the Company, jointly and severally with the Selling Stockholders (each obligated severally in proportion to the relative number of Shares sold by each Selling Stockholder hereunder), agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in SECTION 9(a), each will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's or the Selling Stockholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction, PROVIDED that no Selling Stockholder will be obligated to provide reimbursement under this SECTION 6(a)(ii) in respect of any such claim, action, investigation, inquiry or other proceeding if SECTION 9(a) would preclude any obligation of such Selling Stockholder to provide indemnity in respect of any such claim, action, investigation, inquiry or other proceeding. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company or Selling Stockholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in THE WALL STREET JOURNAL which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "PRIME RATE"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (b) In addition to their other obligations under SECTION 9(b), the Underwriters severally in proportion to the relative number of Shares purchased by each of them hereunder agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in SECTION 9(b), they will reimburse the Company or the Selling Stockholders on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company or the Selling Stockholders for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company or the Selling Stockholders shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company or the Selling Stockholders within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in SECTIONS 6(a)(ii) and 6(b), including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in SECTIONS 6(a)(ii) and 6(b) and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of SECTIONS 9(a) and 9(b) or the obligation to contribute to expenses that is created by the provisions of SECTION 9(d).

     7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the representations and warranties made by each Selling Stockholder herein, to the performance by the Company and each Selling Stockholder of its or his or her obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 2:00 p.m., California time, on the date following the date of execution and delivery of this Agreement, or such later date and time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued, no suspension of the qualification of the Shares for sale in any jurisdiction shall have occurred, and no proceedings for any such purpose shall have been initiated or, to the knowledge of the Company, any Selling Stockholder or any Underwriter, threatened by the Commission or any other regulatory authority of appropriate jurisdiction, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

          (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to the Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any (i) change in the financial condition, earnings, operations, properties, assets, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse to the Company and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; (ii) transaction that is material to the Company entered into or committed to by the Company other than as described in the Registration Statement and the Prospectus; or (iii) material obligation, contingent or otherwise, directly or indirectly, incurred by the Company other than as described in the Registration Statement and the Prospectus.

          (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Sanders, Barnet, Goldman, Simons & Mosk, A Professional Corporation, counsel for the Company, dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, substantially to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and corporate authority to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus.

               (ii) SVI-Cal has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with the corporate power and corporate authority to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus.

               (iii) The authorized capital stock, and to such counsel's knowledge, the issued and outstanding capital stock of the Company, is as set forth in the Prospectus under the caption "Capitalization," as of the date stated therein, and, to such counsel's knowledge, the outstanding shares of capital stock of the Company and SVI-Cal have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any preemptive or similar rights and have not been issued in violation of any registration right or in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right.

               (iv) The conversion of shares of the Class B Common Stock into Class A Common Stock on a one-for-one basis will occur by operation of the Company's Certificate of Incorporation, and upon such conversion, the Shares as Class A Common Stock will be duly and validly issued and fully paid and nonassessable, and, to such counsel's knowledge, will be free of any pledge, lien or other encumbrance, will not have been issued in violation of or subject to any preemptive or similar rights or any registration right or any co-sale right, right of first refusal, or other similar right.

               (v) The Registration Statement has become effective under the Act, any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b) and, to such counsel's knowledge, no stop order proceedings suspending the effectiveness of the Registration Statement have been instituted or threatened or are pending under the Act.

               (vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and has been executed and delivered by each of the Selling Stockholders. The Underwriting Agreement constitutes a valid and binding obligation of the Company and, to such counsel's knowledge, each of the Selling Stockholders, enforceable in accordance with its terms, except to the extent that rights to indemnity or contribution under the Underwriting Agreement may be unenforceable under certain circumstances under law or court decisions with respect to a liability where indemnification or contribution is contrary to law or public policy and except as enforceability may be subject to or limited by the effect of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally and general principles of equity, regardless of whether enforcement is considered in proceedings at law or in equity (including possible unavailability of specific performance or injunctive relief and the general discretion of the court or tribunal considering the matter), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

               (vii) The information in the Prospectus under the captions "Description of Capital Stock," and "Shares Eligible For Future Sale" to the extent that it describes laws, regulations, rules, legal or governmental proceedings, or contracts, or constitutes matters of law or legal conclusions, has been reviewed by such counsel and is accurate in all material respects;

               (viii) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company or SVI-Cal is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

               (ix) The execution and delivery and performance of the Underwriting Agreement and the consummation by the Company of the transactions contemplated therein do not (a) result in any violation of the Company's Certificate of Incorporation or the Company's Bylaws or (b) require any approval, authorization, consent or order of or filing with any United States federal or state governmental or regulatory board, authority or agency in connection with the sale of the Shares to be sold as contemplated hereby other than registration of the Shares under the Securities Act of 1933, as amended (except that such counsel need not express any opinion as to any necessary qualification under state or foreign securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters) or (c) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or SVI-Cal is a party or by which either of their respective properties are bound and which has been filed as an exhibit to the Registration Statement, (ii) any applicable California, Delaware corporate or federal securities statute, rule or regulation, other than state or foreign securities or Blue Sky laws, as to which such counsel need express no opinion, or (iii) to such counsel's knowledge, any judgment, order, or decree of any governmental body, agency or court having jurisdiction over the Company or SVI-Cal or any of their respective properties or operations; except as to clauses (i), (ii) and (iii) where such material breach, violation or default would not have a material adverse effect on the financial condition, earnings, operations or business of the Company and SVI-Cal taken as a whole.

               (x) To such counsel's knowledge, neither the Company nor SVI-Cal (a) is in violation of its respective charter or bylaws, (b) is in material breach or violation of any of the terms and provisions of, or in default under, any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or SVI-Cal is a party or by which their respective properties are bound and which has been filed as an exhibit to the Registration Statement, or any applicable statute, rule or regulation or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or SVI-Cal or their respective properties or operations; except as to clause (b) where such material breach, violation or default would not have a material adverse effect on the financial condition, earnings, operations or business of the Company or SVI-Cal, taken as a whole.

               (xi) Except as set forth in the Registration Statement and Prospectus, no holders of securities of the Company have preemptive rights or, to the knowledge of such counsel, registration rights with respect to securities of the Company.

               (xii) To such counsel's knowledge, and without conducting any litigation or similar searches, there is no legal or governmental proceeding pending to which the Company or SVI-Cal is a party or to which any of the properties of the Company or any of the properties of SVI-Cal is subject which is required to be described in the Registration Statement or the Prospectus and is not so described.

               (xiii) Delivery of certificates for the Shares to be sold by the Selling Stockholders pursuant hereto will pass title thereto to the Underwriters severally, free and clear of any lien which may be perfected by possession under Article 9 of the California Commercial Code assuming that the several Underwriters are good faith purchasers without notice of any adverse claim. To such counsel's knowledge, each of the Selling Stockholders has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act or state or foreign securities or blue sky laws with respect to which such counsel need not express any opinion) to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement.

          In addition, such counsel shall state in substance that such counsel has acted as outside corporate legal counsel to the Company and participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial information derived therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of California upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' Counsel.

          (e) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Gibson, Dunn & Crutcher LLP, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

          (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from Deloitte & Touche LLP, Independent Auditors ("DELOITTE"), addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "BRING DOWN LETTER"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in a letter delivered to you concurrently with the execution of this Agreement (herein called the "ORIGINAL LETTER"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letter shall not disclose any change in the financial condition, earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Deloitte shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the combined balance sheet of the Company as of December 31, 1997 and related combined statements of operations, equity and cash flows for the twelve (12) months ended December 31, 1997, (iii) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Rules and Regulations and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, and (iv) address other matters agreed upon by Deloitte and you. In addition, you shall have received from Deloitte a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1997, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

          (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, certificates of the Selling Stockholders, dated the Closing Date or such later date on which Option Shares are purchased, as the case may be, that their representations and warranties in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

               (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any (A) material adverse change in the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole, except losses incurred in operation of the Company's business in the ordinary course and consistent with past practices,
(B) transaction that is material to the Company or SVI-Cal, except transactions entered into in the ordinary course of business consistent with past practices, (C) obligation, direct or contingent, that is material to the Company or SVI-Cal, incurred by the Company or SVI-Cal, except obligations incurred in the ordinary course of business consistent with past practices,
(D) change in the capital stock of the Company, (E) change in the outstanding indebtedness of the Company or SVI-Cal that is material to the Company and SVI-Cal taken as a whole or is out of the ordinary course of business of the Company and SVI-Cal taken as a whole except for refinancing of the Company's lines of credit with Sanwa Bank California, (F) dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (G) default in the payment of principal of or interest on any outstanding debt obligations, or (H) loss or damage (whether or not insured) to the property of the Company or SVI-Cal which has been sustained or will have been sustained which has a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company and SVI-Cal taken as a whole.

          (h) The Shares have been approved for inclusion in the Nasdaq National Market.

          (i) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

     All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

     8.   OPTION SHARES.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Selling Stockholders other than Alfred G. Scheid hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase from such Selling Stockholder at the purchase price per share for the Firm Shares set forth in SECTION 4, up to the number of Option Shares listed opposite such Selling Stockholder's name on SCHEDULE B hereto. Such option may be exercised by the Representative on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period ending forty-five (45) days after the date of the final Prospectus by giving written notice (the "OPTION NOTICE") to the Selling Stockholders. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in SCHEDULE A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in SCHEDULE A hereto), adjusted by the Representative in such manner as to avoid fractional shares. In any partial exercise of the over-allotment option, each of the Selling Stockholders other than Alfred G. Scheid will sell that portion of the total Option Shares for which the over-allotment option is being exercised equal to the portion of the 150,000 maximum aggregate over-allotment shares listed opposite such Selling Stockholder's name on SCHEDULE B.

          Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this SECTION 8 shall be made by the

Agent against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in same-day funds, payable to the order of each Selling Stockholder. In the event of any breach of such definitive certificate delivery obligations, the party in breach shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Suite 1700, Irvine, California or at such other place as may be agreed upon between the Representative and the Agent (i) on the Closing Date, if written notice of the exercise of such option is received by the Agent at least two
(2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Agent receive written notice of the exercise of such option, if such notice is received by the Agent after the date two (2) full business days prior to the Closing Date.

          The certificates for the Option Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you shall specify at least two (2) full business days prior to such date of payment and delivery. If the Representative so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

          It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

          (b) Upon exercise of any option provided for in SECTION 8(a), the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company and each Selling Stockholder herein, to the accuracy of the statements of the Company and officers of the Company and each Selling Stockholder made pursuant to the provisions hereof, to the performance by the Company and each Selling Stockholder of its obligations hereunder, to the conditions set forth in
SECTION 7, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company and each Selling Stockholder or the satisfaction of any of the conditions herein contained.

     9.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company, jointly and severally with the Selling Stockholders (each obligated severally in proportion to the relative number of Shares sold by each Selling Stockholder hereunder), agree to indemnify, defend and hold harmless each Underwriter (as "INDEMNITEE") against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon
(i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor any of the Selling Stockholders shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof; PROVIDED FURTHER that Emily K. Liberty, Tyler P. Scheid and Shirley Gladden Scheid, individually and as Trustee Under Declaration of Trust dated March 12, 1997, shall not be liable in indemnity under clause (i), and in the case of each preceding clause (ii) and (iii), shall be liable only if any untrue statement or alleged untrue statement, or any omission or alleged omission, in the Registration Statement or any amendment or supplement thereto, or in the Preliminary Prospectus, the Prospectus or any amendment or supplement to either of the foregoing, is made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder for use in the preparation thereof; and PROVIDED FURTHER, that the indemnity agreement provided in this SECTION 9(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with SECTION 5(d).

          In addition, each of the Selling Stockholders severally agrees to indemnify, defend and hold harmless each Underwriter (as "INDEMNITEE") against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon any breach of any representation, warranty, agreement or covenant of such Selling Stockholder herein contained.

          The indemnity agreement in this SECTION 9(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and each of the agents, employees, officers and directors of each Underwriter and person who so controls any Underwriter. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and each Selling Stockholder (as "INDEMNITEE") against any losses, claims, damages or liabilities, joint or several, to which the Company and each Selling Stockholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon
(i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this SECTION 9(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and/or each Selling Stockholder by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and/or such Selling Stockholder for any legal or other expenses reasonably incurred by the Company or any Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          The indemnity agreement in this SECTION 9(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each Selling Stockholder, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

          (c)  Promptly after receipt by an indemnified party under this
SECTION 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this SECTION 9 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.
 Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under SECTION 9(a) or 9(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this SECTION 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 9 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company, jointly and severally with the Selling Stockholders (each obligated severally in proportion to the relative number of Shares sold by each Selling Stockholder hereunder ) will be responsible for the remaining portion, PROVIDED, HOWEVER, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this SECTION 9(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company and each Selling Stockholder.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this SECTION 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this SECTION 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

          (f) Notwithstanding anything herein to the contrary, the aggregate liability of each Selling Stockholder in respect of all obligations in indemnity or contribution under this SECTION 9, or in respect of any breach or inaccuracy of any representation or warranty hereunder, will not exceed the total price at which the Shares sold by such Selling Stockholder were offered to the public less the underwriting discounts and commissions and non-accountable expense allowance attributable to those Shares.

     10. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in SECTION 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of any Selling Stockholder or the Company, or any of the Company's officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

     11. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

     If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Principal Selling Stockholder. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Principal Selling Stockholder, be postponed for a further twenty-four (24) hours, if necessary, to allow the Principal Selling Stockholder the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this SECTION 11, (i) the Principal Selling Stockholder shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Principal Selling Stockholder agree promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Principal Selling Stockholder shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

     In the event of any termination of this Agreement pursuant to the preceding paragraph of this SECTION 11, then neither the Company nor the Principal Selling Stockholder shall be liable to any Underwriter (except as provided in SECTIONS 6 and 9 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Principal Selling Stockholder and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or the Principal Selling Stockholder (except to the extent provided in SECTIONS 6 and 9 hereof).

     The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this SECTION 11.

     12.  EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

          (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., California time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in SECTION 13 before the time this Agreement becomes effective, you, as Representative of the several Underwriters, the Company, or the Principal Selling Stockholder, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in SECTIONS 5(i) and 9.

          (b) You, as Representative of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be,
(i) if the Company or any Selling Stockholder shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the financial condition, earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or
(iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the opinion of the Representative, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Selling Stockholders and the Company shall remain obligated to pay costs and expenses pursuant to SECTIONS 5(i), 6 and 9. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in SECTIONS 5(i) and 9.

          If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this SECTION 12, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter, which notice shall be sufficient to notify each Selling Stockholder as well. If the Company or the Principal Selling Stockholder shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

     13. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603, Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 13470 Washington Blvd., Marina del Rey, California 90292, telecopier number (310) 301-1569, Attention: Chief Executive Officer.

     14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and each Selling Stockholder and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in SECTION 9, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

     In all dealings with the Company or any Selling Stockholder under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and each Selling Stockholder shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you.

     15. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     16. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.


                   [remainder of page intentionally left blank]

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders, and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement of the Company, the Selling
Stockholders, and the several Underwriters.

                                          Very truly yours,

                                          SCHEID VINEYARDS INC.

                                          By: ____________________________
                                          Name: __________________________
                                          Title: _________________________

_________________________________         _________________________________
Alfred G. Scheid, individually and        Scott D. Scheid
as Trustee of the Alfred G. Scheid
Revocable Trust dated October 8,
1992

_________________________________         _________________________________
Heidi M. Scheid                           Kurt J. Gollnick

_________________________________         _________________________________
Emily K. Liberty                          Tyler P. Scheid

_________________________________
Shirley Gladden Scheid,
individually and as Trustee Under
Declaration of Trust dated
March 12, 1997



Accepted as of the date first above written:
CRUTTENDEN ROTH INCORPORATED

On its behalf and on behalf of each of the several Underwriters named in SCHEDULE A hereto.

By CRUTTENDEN ROTH INCORPORATED

By: ______________________________
Name: ____________________________
Title: ___________________________

                                   SCHEDULE A


                                                         Number of Firm Shares
                      Underwriters                           to be Purchased
                      ------------                           ---------------
Cruttenden Roth Incorporated                                        650,000
NationsBanc Montgomery Securities LLC                               100,000
Advest, Inc.                                                         50,000
Imperial Capital, LLC                                                50,000
Josephthal & Co. Inc.                                                50,000
Sutro & Co. Incorporated                                             50,000
Wedbush Morgan Securities Inc.                                       50,000
                                                               ------------
                                                               ------------
Total                                                             1,000,000

                                SCHEDULE B

                                                          Number of Shares of Class B
                                                                   Common Stock
                Selling Stockholder                        Subject to this Agreement
                -------------------                       ---------------------------
Alfred G. Scheid, individually and as Trustee of the                 1,000,000
Alfred G. Scheid Revocable Trust dated October 8, 1992

Scott D. Scheid                                                         30,000

Heidi M. Scheid                                                         30,000

Kurt J. Gollnick                                                        30,000

Emily K. Liberty                                                        25,000

Tyler P. Scheid                                                         25,000

Shirley Gladden Scheid, individually and as Trustee                     10,000
Under Declaration of Trust dated March 12, 1997
                                                                     ---------
                                                                     ---------

Total                                                                1,150,000